The CardiAMP Heart Failure Trial: *Efficacy Outcomes from Roll-In Phase*

Peter V. Johnston[1], Henricus J. Duckers[2], Amish N. Raval[3], Thomas D. Cook[3], Jay H. Traverse[4], William T. Abraham[5], Peter A. Altman[2], Carl J. Pepine[6]

1. Johns Hopkins University, Baltimore, MD, 2.Biocardia, Inc, San Carlos, CA, 3. University of Wisconsin, Madison, WI, 4. Minneapolis Heart Institute, Minneapolis, MN, 5. Ohio State University, Columbus, OH, 6. University of Florida, Gainesville, FL

JOHNS HOPKINS MEDICINE

SCIENTIFIC SESSIONS 2018

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Disclosures

P.V. Johnston: *Consultant/Advisory Board;Modest; Biocardia, Inc.*
H.J. Duckers: *Employment;Significant; BioCardia, Inc.Ownership Interest; Significant; BioCardia, Inc.*
A.N. Raval: *Research Grant; Modest; BioCardia, Inc.*
T.D. Cook: *Research Grant; Modest; BioCardia, Inc.*
J.H. Traverse: *Consultant/Advisory Board; Modest; BioCardia, Inc.*
W.T. Abraham: *Consultant/AdvisoryBoard; Modest; BioCardia, Inc.*
P.A. Altman: *Employment;Significant; BioCardia, Inc.Ownership Interest; Significant; BioCardia, Inc.*
C.J. Pepine: *Consultant/Advisory Board; Modest; Biocardia, Inc.*

The CardiAMP Heart Failure Trial is funded by BioCardia, Inc, San Carlos, CA

CardiAMP-HF Study Rationale

Stem cell therapy shows promise in experimental models of ischemic cardiomyopathy, but results from clinical trials are variable

Potential reasons include:

- Variable potency of autologous cells
- Poor cell retention and survival following delivery
- Sub-optimal dosing

The CardiAMP Heart Failure Trial (CardiAMP-HF) was designed to address these shortcomings through:

- Prospective assessment of cell potency
- Intramyocardial delivery using helical injection catheter to maximize retention
- High cell dose (200M bone marrow mononuclear cells)

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Clinical Trial Design

Prospective, randomized, blinded, sham-controlled multi-center clinical trial

250 patients + 10 patient "Roll-In" Cohort (open-label)

Enrollment criteria

- Ischemic cardiomyopathy with EF 20-40%
- NYHA Class II-III symptomatic CHF
- Optimal medical therapy +/- CRT
- Sufficient cell potency score on screening bone marrow aspiration

Outcomes

- 1° Endpoint: Change in 6MWD at 12 months
- 2° Endpoints: NYHA HF Class, MLWHFQ, Echocardiography: LVEF, Wall motion

Roll-In Cohort follow-up complete to 12 months

1ºEndpoint: Change in 6-Min Walk Distance


Change in 6MWD Relative to Baseline
100
80
60
40
20
0
Δ6MWD (m)
p=0.21
*p=0.01
p=0.36
p=0.06
+33.7
+47.8
+58.1
+46.4
3 months
6 months
9 months
12 months
TAC HFT
+14.3 m#

Mean +/-SEM; n=10, except at 9 months, when n=9

8/10 patients had improved 6MWD at 12 months

#Wong Po Foo et al, World Congress of Regenerative Medicine 2015

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Clinical Assessment of Heart Failure Severity



Distribution NYHA Heart Failure Class
100%
80%
60%
40%
20%
0%
2
8
3
7
3
6
1
3
6
3
5
1
Baseline
3 Months
6 Months
9 Months
12 Months
HF Class IV
HF Class III
HF Class II
HF Class I



Minnesota Living w Heart Failure Questionnaire
MLHFQ score
35
30
25
20
15
10
5
0
33
20
23
28
23
p=0.20
p=0.21
p=0.93
p=0.33
Baseline
3 Months
6 Months
9 Months
12 Months
#TAC HFT -7.7

p for change in NYHA Class:	*p=0.015	*p=0.037	p=0.194	p=0.183

Mean +/-SEM; n=10 for NYHA HF Class at 3 & 6 mos, n=9 at 9 & 12 mos

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#Wong Po Foo et al, World Congress of Regenerative Medicine 2015

LV Function Assessment at 12 months



Global LV Function
LVEF (%)
35
30
25
20
28.9
29.1
32.9
Baseline
6 Months
12 Months



Change in LV Function
Change in LVEF (%)
8
6
4
2
0
p=0.49
p=0.18
+1.0
+4.1
Baseline
6 Months
12 Months

Mean +/-SEM; n=10; Transthoracic echocardiograms assessed by blinded readers in Echo Core Lab (Yale School of Medicine)

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Decrease in Akinetic Wall Segments


Akinetic Wall Segments
Akinetic Segments
8
6
4
2
0
6.1
5.0
4.2
Baseline
6 Months
12 Months
Change in Akinetic Wall Segments
ΔAkinetic Segments
0
-1
-2
-3
-4
-1.1
-1.9
p=0.08
*p=0.04
Baseline
6 Months
12 Months

- *Mean +/-SEM; n=10; Transthoracic Echocardiograms assessed by blinded readers in Echo Core Lab (Yale School of Medicine)*
- *Pre-specified 2º Endpoint: Recruitment of myocardial segments*

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Improvement in Wall Motion Score


Total Wall Motion
Mean Wall Motion Score
40
30
20
10
0
36.5
33.5
30.6
Baseline
6 Months
12 Months


Change in Wall Motion Score
ΔWall Motion Score
0
-2
-4
-6
-8
-10
-3.0
*p=0.01
-5.9
*p=0.01
Baseline
6 Months
12 Months

- *Mean +/-SEM; n=10; Transthoracic Echocardiograms assessed by blinded readers in Echo Core Lab (Yale School of Medicine)*
- *Pre-specified 2° Endpoint: Recruitment of myocardial segments*

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Summary

12-month Results from CardiAMP-HF Roll-In Phase Show:

- Improved 6MWD at 6 mos (p=0.01); borderline at 12 mos (p=0.06)
- Trends for improved NYHA HF Class and MLWHFQ Score
- Recruitment of akinetic wall segments and improved wall motion at 12 mos
- Low MACE (0 treatment related, 1 f/u MACE event, All patients alive at 12 month f/u)

Limitations

- Open label (all patients received cells)
- Small size (n=10)

CardiAMP-HF Randomized Study is actively enrolling

- 250 patients to be enrolled at 40 centers in US
- 3:2 Autologous BMMNCs : Sham

Acknowledgements

- ***Roll-in phase of the CardiAMP HF Trial***

- ***John Hopkins University, Baltimore, MD***
  - *Peter Johnston, PI*
  - *Gary Gerstenblith*
  - *Jeffrey Brinker*
  - *Ivan Borello*

- ***University of Florida, Gainesville, FL***
  - *Carl Pepine, National Co-PI*
  - *R David Anderson*

- ***University of Wisconsin, Madison, WI***
  - *Amish Raval, National Co-PI*
  - *Ravi Dhingra*
  - *Peiman Hamatti*
  - *Tom Cook, National Data Coordinator*

- ***And all the CardiAMP HF Clinical Investigators…***

- ***BioCardia, San Carlos, CA***
  - *Valerie Nguyen*
  - *Debby Holmes-Higgin*
  - *Eduardo Tacdol*
  - *Ken Manley*
  - *Eric Duckers*
  - *Peter Altman*

- ***Maryland Stem Cell Research Fund***

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THANK YOU!

SCIENTIFIC 2|0
SESSIONS 1|8